
                                                                                     Exhibit (5)(b)
                                    Annuity Investors[SERVICEMARK]
                                        Life Insurance Company

                       PO Box 5423, Cincinnati, Ohio 45201-5423 . (800) 789-6771

                   APPLICATION FOR GROUP FLEXIBLE PREMIUM DEFERRED ANNUITY CONTRACT

-------------------------------------------------------------------------------------------------------
1) OWNER INFORMATION
-------------------------------------------------------------------------------------------------------

PROPOSED CONTRACT OWNER:_____________________________________________________________________________

MAILING ADDRESS:_____________________________________________________________________________________

                     ________________________________________________________________________________

BILLING CONTACT:     ________________________________________________________________________________

Telephone Number:   (___)____________________________  Fax Number: (___)_____________________________

Mail Billing Statement to (If other than above):       Third Party Administrator (If Applicable):

Name:__________________________________________        Firm:_________________________________________

Address:_______________________________________        Address:______________________________________

City, State Zip:_______________________________        City, State Zip:______________________________

                                                       Contact:______________________________________

                                                       Telephone Number: (___)_______________________
-------------------------------------------------------------------------------------------------------
2)  PRODUCT INFORMATION
-------------------------------------------------------------------------------------------------------
Please check the product chosen for your plan: ___The Commodore Nauticus  ___The Commodore Navigator
-------------------------------------------------------------------------------------------------------
3) PLAN INFORMATION

Plan Name:_____________________________________        Plan Number: ___   ___   ___

Tax ID Number:_________________________________        Plan Year End: Month _____________  Day _______

Plan Type:___ 401(a)  ___ 401(k)  ___ ERISA 403(b)  ___ Non-ERISA 403(b)  ___ 457  ___ Other Specify

     Plan Administration/Trustee:                      Telephone Number:  (   )
-------------------------------------------------------------------------------------------------------
4) AGREEMENT
-------------------------------------------------------------------------------------------------------
Application  is  hereby  made for a Group  Flexible  Premium  Deferred  Annuity  Contract.  The  Owner
acknowledges  that Annuity  Investors Life Insurance  Company[REGISTERED  TRADEMARK]  will provide the investment  vehicle for, but will not be  responsible  for the  administration  of the plan. The Owner hereby  agrees  that the  Contract  shall not take  effect and be in force  unless and until the first premium is received by the COMPANY.  The Owner has read and understands this entire  application.  The
Owner has also received current copies of the prospectuses for the Annuity Investors  Variable Account and Funds which  correspond to the product  selected in section 2 of this  application.
IT IS FURTHER  UNDERSTOOD THAT PAYMENTS AND VALUES PROVIDED UNDER EACH CERTIFICATE,  WHEN BASED ON THE
INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEE AS TO DOLLAR AMOUNT.

The information provided herein is true, correct, and complete to the best of my knowledge and belief.

Signed at: _________________________, this________ day of ________________, in the year ___________.
                   City, State              Day               Month                        Year

Signature for Owner:____________________________________  Title:___________________________________

Signature of COMPANY Representative:_______________________________________________________________
-------------------------------------------------------------------------------------------------------
FOR HOME OFFICE USE ONLY:
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------